                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 1999
                                                          --------------
                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1
                     and the SLM Student Loan Trust 1998-2)

Delaware              33-95474/333-2502/333-24949/333-44465      23-2815650
--------              -------------------------------------      ----------
(State or other              (Commission File Numbers)        (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)

                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (817) 554-4500


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            Item 5. Other Events

            On April 26, 1999, the Sallie Mae Student Loan Trust 1995-1 made its fourteenth, the Sallie Mae Student Loan Trust 1996-1 made its thirteenth, the SLM Student Loan Trust 1996-2 made its twelfth, the SLM Student Loan Trust 1996-3 made its eleventh, the SLM Student Loan Trust 1996-4 made its tenth, the SLM Student Loan Trust 1997-1 made its ninth, the SLM Student Loan Trust 1997-2 made its eighth, the SLM Student Loan Trust 1997-3 made its seventh, the SLM Student Loan Trust 1997-4 made its fifth, the SLM Student Loan Trust 1998-1 made its fourth and the SLM Student Loan Trust 1998-2 made its third, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports dated as of April 26, 1999, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

            The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended April 26, 1999.

            Legislative Developments

            On February 1, 1999, President Clinton submitted his Fiscal Year 2000 budget proposal to Congress. The budget proposes significant savings from the student loan programs, principally from the FFELP. Among the proposals for student loans are the following:

o Reinstatement of a lower rate for new Federal Direct Consolidation Loans. This variable rate (the 91-day Treasury bill rate plus 2.3 during repayment and 1.7% during in-school and grace periods) would apply for borrowers whose applications are received before September 30, 2000. The budget proposals would also lower the annual fee paid by lenders on FFELP consolidation loans made during the same period from 1.05 percent to .62 percent of the principal plus accrued unpaid interest;

o Creation of a 90-day period during which interest on a highly delinquent FFELP loan does not accrue. The Reauthorization Legislation extended the period before lenders can submit default claims from 180 days to 270 days; the budget proposes to eliminate interest accrual during this extended period;

o Reduction by 30 basis points of special allowance payments on FFELP loans funded with tax exempt securities; and

o Implementation of additional Guarantor reforms, including the acceleration of recall of Guarantor reserves mandated by the Reauthorization Legislation, recall of an additional $1.5 billion in reserves, the reduction of the Guarantor retention rate on payments on defaulted loans to 18.5 percent, the reduction in the share of the remaining amount that Guarantors may retain, and an expansion of the use of voluntary flexible agreements authorized by the Reauthorization Legislation.

            Budget resolutions for the FY 2000 budget passed by both houses of Congress failed to include any of these proposals.


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Item 5. (continued)

            REGULATORY DEVELOPMENTS

            In the first quarter of 1999, each of the four principal banking regulators - the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the Office of Thrift Supervision and the Federal Deposit Insurance Corporation - responded favorably to the Registrant's request for an interpretation and clarification of the existing risk-based capital standards governing the institutions they regulate with respect to the appropriate risk-weighting of the senior student loan-backed securities issued by the Trusts. Specifically, each of the banking regulators agreed that the senior student loan-backed securities issued by the Trusts may be assigned to the 20 percent risk category rather than the 100 percent risk category to the extent that the student loans underlying such securities are guaranteed by the U.S. Department of Education. In accordance with the two percent lender risk sharing provisions of the Higher Education Act, 98 percent of such senior securities that are backed in whole or in part by federally guaranteed student loans that were disbursed on or after October 1, 1993 would be eligible for assignment to the 20 percent risk category. Management believes that, as a result of these clarifications, regulated depository institutions that hold senior student loan-backed securities issued by the Trusts may be able to retain less capital on a regulatory basis.

            This Current Report on Form 8-K contains forward-looking statements that are based on management's current expections as of the date of this document. When used herein, the words "anticipate," "believe,""estimate" and "expect" and similar expressions, as they relate to the Company's management, are intended to identify forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of the Registrant to be materially different from those reflected in such forward-looking statements. Such factors include, among others, changes in the applicable laws and regulations; changes in the general interest rate environment and in the securitization markets for student loans; and interruptions of others' operations resulting from the inability of computer or other systems to process Year 2000-related information.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

            (c) Exhibits

                  19.1 Quarterly Servicing Reports


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 1999

                                          SLM FUNDING CORPORATION


                                          By: /s/ J. Lance Franke
                                              -------------------
                                          Name:  J. Lance Franke
                                          Title: Chief Financial Officer


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                        Exhibit Index appears on Page 5
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                                INDEX TO EXHIBIT


                                                            Sequentially
             Exhibit                                          Numbered
             Number                  Exhibit                    Page
             ------                  -------                    ----
              19.1        Quarterly Servicing Reports.            5


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